                                                                 EXHIBIT 99.1

                                    CONSENT

     I hereby consent to the use of my name as it appears in the Registration Statement on Form S-1 and related prospectus of PCQuote.com, Inc. and affirm that the information contained therein, as it relates to me, is accurate as of the date hereof.


                                       /s/ James R. Quandt
                                       -------------------------------------
                                       (Signature)


                                       James R. Quandt
                                       -------------------------------------
                                       (Name)


                                       June 5, 1999
                                       -------------------------------------
                                       (Date)